John Hancock Variable Insurance Trust

Supplement dated June 26, 2013

to the Prospectus and Statement of Additional Information dated April 26, 2013

Strategic Income Opportunities Trust (the “fund”)

John F. Iles will retire as portfolio manager effective July 1, 2013. Mr. Iles will remain with the firm, assisting with the transition, until July 31, 2013. Accordingly, all references to John F. Iles as a portfolio manager on the investment management team of the fund are removed from the Prospectus and Statement of Additional Information for all share classes of the fund. Thomas C. Goggins and Daniel S. Janis, III will continue as portfolio managers of the fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.